SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT — May 14, 2003
(Date of Earliest Event Reported)

Magellan Health Services, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 1-6639

Delaware	58-1076937
(State of Incorporation)	(I.R.S. Employer Identification No.)

6950 Columbia Gateway Drive, Suite 400 Columbia, Maryland	21046
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code:  (410) 953-1000

Item 8.                                   Change in Fiscal Year.

On May 14, 2003, the Board of Directors of Magellan Health Services, Inc. (“Magellan”) approved a change in Magellan’s fiscal year end from September 30 to December 31.  Magellan will file a transition report on Form 10-K for the three month period ended December 31, 2002, within the period prescribed for filing of such report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

By:	/s/ Mark S. Demilio
	Name:	Mark S. Demilio
	Title:	Executive Vice President and
Chief Financial Officer

Dated:  May 16, 2003